UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2024
KITE REALTY GROUP TRUST
KITE REALTY GROUP, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32268	11-3715772
Delaware	333-202666-01	20-1453863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)
(317) 577-5600
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 29, 2024, Kite Realty Group Trust (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders voted on the election of 11 nominees for the Company’s Board of Trustees to serve one-year terms expiring at the 2025 annual meeting of shareholders. The table below sets forth the voting results for each trustee nominee:

Nominee	For	Against	Abstain	Broker Non-Votes
John A. Kite	176,103,083	7,793,069	142,280	13,594,697
Bonnie S. Biumi	183,033,497	869,019	135,916	13,594,697
Derrick Burks	183,029,064	866,350	143,018	13,594,697
Victor J. Coleman	179,681,037	4,214,306	143,089	13,594,697
Steven P. Grimes	111,121,279	72,767,366	149,787	13,594,697
Christie B. Kelly	181,194,719	2,709,184	134,529	13,594,697
Peter L. Lynch	178,082,811	5,813,045	142,576	13,594,697
David R. O’Reilly	181,805,483	2,088,106	144,843	13,594,697
Barton R. Peterson	177,351,449	6,544,552	142,431	13,594,697
Charles H. Wurtzebach	182,579,710	1,317,082	141,640	13,594,697
Caroline L. Young	160,978,792	22,917,030	142,610	13,594,697
At the Annual Meeting, shareholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on named executive officer compensation	179,447,230	4,302,430	288,772	13,594,697
At the Annual Meeting, shareholders voted to ratify the appointment of KPMG LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. The table below sets forth the voting results for this proposal:

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024	196,750,242	739,595	143,292	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 31, 2024	By:	/s/ HEATH R. FEAR

Heath R. Fear
Executive Vice President and
Chief Financial Officer

KITE REALTY GROUP, L.P.
By: Kite Realty Group Trust, its sole general partner

	By:	/s/ HEATH R. FEAR

Heath R. Fear
Executive Vice President and
Chief Financial Officer